Supplement dated September 4, 2025
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Large Cap Index Fund	5/1/2025
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2014
Shirley Wang, CFA, CPA	Associate Portfolio Manager	Portfolio Manager	September 2025
The rest of the section remains the same.
The portfolio manager information under the heading “Primary Service Provider Contracts – Portfolio Manager” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Portfolio Management	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2014
Shirley Wang, CFA, CPA	Associate Portfolio Manager	Portfolio Manager	September 2025
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
Ms. Wang joined one of the Columbia Management legacy firms or acquired business lines in 2002. Ms. Wang began her investment career in 1998 and earned a B.S. in Business Administration from Boston University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7014-0003_(09/25)